UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               April 10, 2013

THE MONARCH CEMENT COMPANY
(Exact name of Registrant as specified in its charter)

Kansas	0-2757	48-0340590
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. BOX 1000, HUMBOLDT, KANSAS          66748-0900
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code         (620) 473-2222

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 10, 2013, the holders of the Company's common stock approved an amendment to the Company’s Articles of Incorporation to cause the Company’s term of existence to be perpetual (the "Amendment"), which Amendment previously was approved by the Company’s Board of Directors.  On April 11, 2013, Articles of Amendment were filed with the office of the Kansas Secretary of State to effect the Amendment.

At a meeting of the Board of Directors of the Company held on April 10, 2013, the Board deemed it advisable and in the best interest of the Company to restate its Articles of Incorporation, after giving effect to the above mentioned Amendment. On April 11, 2013, the Company’s Restated Articles of Amendment were filed with the office of the Kansas Secretary of State. A copy of the Company’s Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.   Submission of Matters to a Vote of Security Holders

The Monarch Cement Company held its annual meeting of stockholders on Wednesday, April 10, 2013, at which meeting our stockholders voted upon the following matters:

●
The election of four Class III directors to hold office for a term expiring at our 2016 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal; and

●
The approval of a proposed amendment to our Articles of Incorporation to extend our Company's term of existence to be perpetual (disclosed in the proxy statement prepared in respect to the annual meeting).

Election of Directors

At the annual meeting, each of the four persons named below was elected as a Class III director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Jack R. Callahan	13,371,216	24,543
Ronald E. Callaway	13,494,826	24,543
Robert M. Kissick	13,452,465	24,543
Byron K. Radcliff	13,451,901	24,543

There were 0 broker non-votes with respect to this matter.

In addition to the Class III directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are identified below:

Class I Directors (term to expire in 2014)
David Deffner
Gayle C. McMillen
Steve W. Sloan

Class II Directors (term to expire in 2015)
Byron J. Radcliff
Michael R. Wachter
Walter H. Wulf, Jr.
Walter H. Wulf, III

Proposal to Amend our Articles of Incorporation

At the annual meeting, the proposed amendment to our Articles of Incorporation to extend our Company's term of existence to be perpetual (disclosed in the proxy statement prepared in respect to the annual meeting) was approved. The following is a summary of the votes cast at the annual meeting with respect to the matter:

	Votes in Favor	Votes Against	Votes Abstaining
Proposal to amend our Articles of Incorporation to extend our Company's term of existence to be perpetual (disclosed in the proxy statement prepared with respect to the annual meeting)	13,470,642	2,402	50,539

There were 0 broker non-votes with respect to this matter.

Additional information regarding the annual meeting is contained in our proxy statement dated March 15, 2013.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits
Incorporated by Reference
Date of
		Filed		Report or
Exhibit		with this		Period		Filing
No.	Description	Report	Form	Ending	Exhibit	Date
3(i)	Restated Articles of Incorporation	X

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        The Monarch Cement Company
Dated: April 12, 2013

                         By:  /s/ Debra P. Roe
                            Debra P. Roe, CPA
                            Chief Financial Officer and
                            Assistant Secretary-Treasurer
                            (principal financial officer and
                            principal accounting officer)

Exhibit Index

Exhibit
No.	Description
3(i)	Restated Articles of Incorporation